UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Collexis Holdings, Inc.
(Name of the Registrant as Specified In Its Charter)

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Preliminary Proxy Statement

COLLEXIS HOLDINGS, INC.
1201 MAIN STREET, SUITE 980
COLUMBIA, SC 29201

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 19, 2008

To our stockholders:

You are cordially invited to attend a special meeting of the stockholders of Collexis Holdings, Inc., which will be held at the Park Hyatt Washington, 24 & M Streets, NW, Washington, D.C. on August 19, 2008, at 9:00 a.m. EDT, for the following purposes:

1.
to approve the grant of discretionary authority to our board of directors to amend our Nevada articles of incorporation to effect a reverse split of our common stock within a range of one-for-10 to one-for-25, so that each stockholder receives one share of common stock post-split for each specified number of shares the stockholder holds before the split; and

2.	to approve a reincorporation of our company from Nevada to Delaware through an agreement and plan of merger.

Stockholders owning our common stock at the close of business on July 11, 2008 are entitled to attend and vote at the meeting. A complete list of these stockholders will be available at our main office before the meeting.

We hope that you can attend the meeting and look forward to seeing you there.

Please use this opportunity to take part in the affairs of your company by voting on the business to come before this meeting. Even if you plan to attend the meeting, we encourage you to complete and return the enclosed proxy to us as promptly as possible.

By Order of the Board of Directors,

/s/ William D. Kirkland

William D. Kirkland President & Chief Executive Officer

Columbia, South Carolina
July [__], 2008

Table of Contents

Page

Voting Information	1

Proposal No. 1 Reverse Split of Our Common Stock	3

Proposal No. 2 Reincorporation from Nevada to Delaware	8

Security Ownership of Certain Beneficial Owners and Management	18

Stockholder Proposals for the Next Annual Meeting of Stockholders	20

Other Matters	20

Appendix A - Proposed Certificate of Amendment to Nevada Articles of Incorporation for Reverse Split
Appendix B - Proposed Agreement and Plan of Merger for Reincorporation from Nevada to Delaware
Appendix C - Proposed Delaware Certificate of Incorporation
Appendix D - Proposed Delaware Bylaws
Appendix E - Nevada Dissenters’ Rights Statute

Preliminary Proxy Statement

 COLLEXIS HOLDINGS, INC.
1201 MAIN STREET, SUITE 980
COLUMBIA, SC 29201

PROXY STATEMENT FOR SPECIAL MEETING OF
STOCKHOLDERS TO BE HELD ON AUGUST 19, 2008

Our board of directors is soliciting proxies for a special meeting of stockholders. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. We encourage you to read it carefully. We are distributing this proxy statement on or about July [__], 2008.

VOTING INFORMATION

The board set July 11, 2008 as the record date for the meeting. Stockholders owning our common stock at the close of business on that date are entitled to attend and vote at the meeting, with each share entitled to one vote. As of the record date, 109,743,729 shares of common stock were outstanding and entitled to vote.

Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. If you hold our shares in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these materials are being forwarded to you by your broker or nominee, which is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the special meeting. Because you are not the stockholder of record, however, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the stockholder of record giving you the right to vote the shares. Your broker or nominee has enclosed or provided a voting instruction card for you to use to direct your broker or nominee how to vote these shares.

When you sign the proxy card, you appoint William D. Kirkland and Mark S. Germain as your representatives at the meeting. Mr. Kirkland and Mr. Germain will vote your proxy as you have instructed them on the proxy card. If you submit a proxy but do not specify how you would like it to be voted, Mr. Kirkland and Mr. Germain will vote your proxy FOR the approval of the reverse split and FOR the approval of the reincorporation from Nevada to Delaware, both as discussed in detail in this proxy statement. We are not aware of any other matters to be considered at the meeting. If any other matters properly come before the meeting, however, Mr. Kirkland and Mr. Germain will vote your proxy on those matters in accordance with their judgment.

You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by signing and delivering another proxy with a later date or by voting in person at the meeting.

Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that brokers vote on some proposals but do not vote on others are referred to as “broker non-votes” with respect to the proposals they do not vote on. A broker non-vote does not count as a vote cast in favor of or against a particular proposal for which the broker has no discretionary voting authority. In addition, if a stockholder abstains from voting on a particular proposal, the abstention does not count as a vote in favor of or against the proposal. With respect to the proposals on our reverse stock split and reincorporation in Delaware, however, broker non-votes and abstentions will have the same effect as a vote against those proposals because they require the affirmative vote of the holders of a majority of the outstanding shares of our common stock.

Fifty percent or more of the outstanding shares of common stock represented at the meeting will constitute a quorum. We will include abstentions and broker non-votes in determining whether a quorum exists. Assuming in each case that a quorum is present, the affirmative vote of the holders of a majority of our outstanding shares of common stock is required for approval of each proposal. Accordingly, abstentions and broker non-votes will have the effect of a vote against each of these proposals.

We are paying for the costs of preparing and mailing the proxy materials and of reimbursing brokers and others for their expenses of forwarding copies of the proxy materials to our stockholders. In addition to solicitations by mail, directors, officers and regular employees of the company may solicit proxies personally or by facsimile or telephone, but will not receive additional compensation for doing so.

PROPOSAL NO. 1
REVERSE SPLIT OF OUR COMMON STOCK

Overview

The board of directors has adopted a resolution to seek stockholder approval to grant the board discretionary authority to amend our Nevada articles of incorporation to effect a reverse split. If adopted, this proposal would grant the board authority to effect, on or before January 1, 2009, a reverse stock split within a range of one-for-10 to one-for-25, so that each stockholder receives one share of common stock post-split for each specified number of shares the stockholder holds before the split. The exact exchange ratio will be set by the board of directors in its sole discretion when it elects to effect a reverse split. In addition, approval of this proposal would also give the board authority to decline to implement a reverse split. A copy of the form of the proposed certificate of amendment is attached at Appendix A.

The board unanimously recommends a vote FOR the proposal to approve the grant of discretionary authority to our board of directors to amend our Nevada articles of incorporation to effect a reverse split of our common stock within a range of one-for-10 to one-for-25. A broker who holds shares in street name will not be entitled to vote on this proposal without instructions from the beneficial owner. Because this proposal requires the affirmative vote of at least a majority of the shares of common stock outstanding as of the record date, abstentions and broker non-votes will have the effect of a negative vote with respect to this proposal. We urge you to mark the boxes on the proxy card to indicate how you wish to vote your shares.

If our stockholders approve this Proposal No. 1 but not Proposal No. 2 (reincorporation from Nevada to Delaware), we will effectuate the reverse split if our board of directors decides to do so. If our stockholders approve both this Proposal No. 1 and Proposal No. 2, we will effectuate the reverse split first, and then thereafter effect the reincorporation in Delaware. If our stockholders do not approve this Proposal No. 1 but approve Proposal No. 2, we will not effectuate the reverse split and, if our board of directors decides to do so, we will effectuate the reincorporation from Nevada to Delaware.

Reasons for the Reverse Split

The board of directors believes that the proposed reverse split is advisable and in the best interests of our company in an effort to raise the trading price of our common stock. We have been advised by members of the brokerage and investment banking industries that brokerage firms might be more willing to evaluate our securities as an investment opportunity for their clients and may be more willing to act as a market maker in our securities if the price range for our common stock were higher. Management believes that additional interest by the investment community in our common stock, of which there can be no assurance, is desirable and could result in a better trading market for our common stock.

We also believe that existing low trading prices of our common stock may have an adverse effect on the current level of the trading market for our common stock. In particular, brokerage firms often charge higher commissions for transactions involving low-priced stocks than they would for the same dollar amount of securities with a higher per share price. Some brokerage firms will not recommend purchases of low-priced stocks to their clients or make a market in such stocks, which may adversely affect the liquidity for current stockholders and our ability to obtain additional equity financing.

The board of directors also believes that the liquidity and marketability of our common stock would increase if it were listed on a national securities exchange such as the exchanges maintained by The Nasdaq Stock Market, Inc. For us to list our common stock on a national securities exchange, our company must meet certain criteria, including a minimum bid price for a prescribed time. For example, the minimum bid price for initial listing on the Nasdaq Capital Market® is $4.00 per share.

The board of directors believes that stockholder approval of the above reverse split range - as contrasted with approval of a specified reverse split ratio - provides the board of directors with maximum flexibility to achieve the purposes of a reverse split and, therefore, is in the best interests of our company and our stockholders. Our board would determine the actual timing for implementation of the reverse split based upon their evaluation regarding when and whether such action would be most advantageous to our company and our stockholders.

If you approve the grant of discretionary authority to the board of directors to implement a reverse split (and the board of directors decides to implement the reverse split), we will file the certificate of amendment to our articles of incorporation with the Secretary of State of the State of Nevada. This certificate of amendment will effect a reverse split of our outstanding common stock at the specific ratio set by the board.

Our common stock is currently quoted on the OTC Bulletin Board under the symbol “CLXS.” During the period from July 11, 2007 to July 11, 2008, the closing sales price per share of the common stock ranged from a high of $9.85 to a low of $0.24. The closing sales price per share on July 11, 2008 was $0.40.

Board Discretion to Implement Reverse Split

If you approve the grant of discretionary authority to implement a reverse split outlined in this Proposal No. 1, the reverse split will be effected, if at all, only upon a determination by the board of directors that the reverse split is in the best interests of our company and our stockholders. Our board of directors will base that determination upon factors that include existing and expected marketability and liquidity of the common stock, prevailing market conditions and the likely effect on the market price of the common stock. Notwithstanding approval by the stockholders of the grant of discretionary authority to implement a reverse split of the common stock, the board of directors may, in its sole discretion, determine not to effect a reverse split at any time before the reverse split becomes effective.

Effect of the Reverse Split on Exchange Act Registration and Voting Rights

Our common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, and we are subject to the periodic reporting and other requirements of the Exchange Act. Our common stock is quoted on the OTC Bulletin Board. The reverse split would not affect the registration of the common stock under the Exchange Act nor will it change our periodic reporting and other obligations under the Exchange Act. As a result of the reverse split (and assuming the common stock continues to be quoted on the OTC Bulletin Board), the symbol for our common stock would be changed to alert the public to the reverse split.

The reverse split will not affect the voting and other rights of the holders of our common stock, other than as a result of cashing out fractional shares as described below. For example, a holder of 1.0% of the voting power of the outstanding shares of common stock immediately before the effective time of the reverse split would continue to hold 1.0% of the voting power of the outstanding shares of common stock after the reverse split. The reverse split will not affect the number of our stockholders of record.

Effect of the Reverse Split on Shares of Common Stock

The authorized number of shares of common stock following the effective time of the reverse split under our Nevada articles of incorporation will be equal to the current number of authorized common shares, 277,713,000 shares, divided by the second number in the reverse split ratio. For example, if the ratio is one-for-ten, then we will have 27,771,300 shares of common stock authorized under our articles of incorporation.

The reverse split will, upon its effectiveness, reduce the number of shares of common stock issued and outstanding in accordance with the following formula: for every X shares of common stock a stockholder owns, the stockholder will automatically be deemed to own one new share of common stock, with X being determined by the board of directors.

Effect of the Reverse Split on Shares of Preferred Stock

Following the effective time of the reverse split, the authorized number of shares of preferred stock and the par value of the preferred stock under our Nevada articles of incorporation will be equal to the current number of authorized preferred shares, 10,000,000 shares, divided by the second number in the reverse split ratio. For example, if the ratio is one-for-ten, then we will have 1,000,000 shares of preferred stock authorized under our articles of incorporation. We do not presently have any shares of our preferred stock outstanding.

Effect of the Reverse Split on Stock Options

As of July 11, 2008, we had outstanding options related to employee, director and consultant compensation to purchase 17,885,982 shares of common stock. Under the terms of the outstanding options, the reverse split will effect a reduction in the number of shares of common stock issuable upon exercise of such options in proportion to the exchange ratio and will effect a proportionate increase in the exercise price of such options. In connection with the reverse split, the number of shares of common stock issuable upon exercise of outstanding options will be rounded to the nearest whole share, and no cash payment will be made in respect of such rounding.

Effective Date

If our stockholders approve the proposed grant of discretionary authority to implement a reverse split and the board of directors elects to proceed with a reverse split, it would become effective as of the time specified in the certificate of amendment to the articles of incorporation.

Except as explained below with respect to fractional shares, on that date, all shares of common stock that were issued and outstanding immediately before the amendment is filed will be, automatically and without any action on the part of the stockholders, converted into new shares of common stock in accordance with the exchange ratio as determined by the board of directors within the range provided in this Proposal No. 1.

Exchange of Stock Certificates

Shortly after the effectiveness of the reverse split, each holder of an outstanding certificate previously representing shares of common stock will receive instructions from American Stock Transfer & Trust Company, as our exchange agent for the reverse split, for the surrender of that certificate. These instructions will include a form of transmittal letter to be completed and returned to the exchange agent. As soon as practicable after the surrender to the exchange agent of any certificate that before the reverse split represented shares of common stock, together with a duly executed transmittal letter and any other documents the exchange agent may specify, the exchange agent will deliver to the person in whose name the certificate had been issued a new certificate or certificates registered in the name of the person representing the number of full shares of common stock into which the shares of common stock previously represented by the surrendered certificate shall have been reclassified. No scrip or fractional shares will be issued in connection with the reverse split. Instead, if the number of shares you own is not evenly divisible by the reverse split ratio chosen by the board, you will be entitled (upon surrender of your certificates to the exchange agent as described above) to a cash payment (without interest) on any such fractional share as described in the section below entitled “Fractional Shares.” Until a certificate is surrendered, we will deem each certificate that immediately before the reverse split represented any number of shares of common stock to represent after the reverse split the number of full shares of common stock contemplated by this paragraph (and the right to receive any cash payment for any fractional share, if applicable). Each certificate representing shares of common stock issued in connection with the reverse split will continue to bear any legends restricting the transfer of such shares that were borne by the surrendered certificates. If our stockholders approve Proposal No. 2, to effect a reincorporation of our company in Delaware, the replacement certificates issued by the exchange agent will not only represent the number of shares of common stock to which you are entitled after the reverse split, but the new share certificate will be from our company as a Delaware corporation.

No service charges, brokerage commissions or transfer taxes will be payable by any holder of any certificate that before approval of the reverse split represented any shares of common stock, except that if any certificates of common stock are to be issued in a name other than that in which the certificates for shares of common stock surrendered are registered, it will be a condition of such issuance that (a) the person requesting such issuance shall pay any applicable transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable, (b) the transfer must comply with all applicable federal and state securities laws, and (c) the surrendered certificate must be properly endorsed and otherwise be in proper form for transfer.

No Appraisal Rights

Under Nevada law, our stockholders are not entitled to dissenter’s or appraisal rights with respect to the reverse split.

Fractional Shares

If you are entitled to a cash payment in lieu of any fractional share, the cash payment will be equal to (a) the fraction of a share to which you would otherwise have been entitled multiplied by (b) the average of the closing sale price of the pre-split shares (as adjusted to represent a post-split price) for the 10 trading days immediately before the effective time of the reverse split, as reported on the OTC Bulletin Board. If such price or prices are not available, the fractional share payment multiplier in subsection (b) of the previous sentence will be based on the average of the last bid and ask prices of the pre-split shares for those days (as adjusted to represent a post-split price), as reported on the OTC Bulletin Board.

United States Federal Income Tax Consequences

The following description of the material U.S. federal income tax consequences of the reverse split to our stockholders is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated under the Code, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse split.

This discussion is only for general information to stockholders who hold their shares as capital assets. This discussion does not address every aspect of U.S. federal income taxation that may be relevant to a particular company stockholder in light of the stockholder’s particular circumstances or to persons who are otherwise subject to special tax treatment, including, without limitation: (a) a partnership, subchapter S corporation or other pass-through entity; (b) dealers in securities; (c) banks or other financial institutions; (d) insurance companies; (e) mutual funds; (f) tax exempt organizations or pension funds; (g) a foreign person, foreign entity or U.S. expatriate; (h) persons who may be subject to the alternative minimum tax provisions of the Code; (i) a stockholder whose functional currency is not the U.S. dollar; (j) persons who acquired their common stock in connection with stock option or stock purchase plans or in other compensatory transactions; or (k) persons who hold their common stock as part of a hedging, straddle, conversion or other risk reduction transaction. This discussion does not address the tax consequences to any holders of our options. The state and local tax consequences of the reverse split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides.

In general, you should not recognize gain or loss on the exchange of your pre-split shares for post-split shares under the reverse split, except to the extent of any cash received in lieu of a fraction of a post-split share. You should treat any cash payment you receive in lieu of a fractional post-split share as if we first issued the fractional share to you and then redeemed that fractional share for cash. If you receive any payment in lieu of fractional shares, you should recognize capital gain or loss equal to the difference, if any, between the amount of cash received and your basis in the fractional share.

Your tax basis of the common stock received as a result of the reverse split will be equal, in the aggregate, to your basis of the shares exchanged for the common stock outstanding before the reverse split, subject to minor adjustment for the receipt of a cash payment received in lieu of any fractional shares as discussed above. For tax purposes, your holding period in your shares outstanding immediately before the effective date of the reverse split will be included in your holding period of the common stock received as a result of the reverse split.

We urge you to consult your own tax advisors regarding the specific tax consequences to you of the reverse split, including the applicable federal, state, local and foreign tax consequences.

Risks Associated with the Reverse Split

This proxy statement includes forward-looking statements including statements regarding our intent to solicit approval of a reverse split, the timing of the proposed reverse split and the potential benefits of a reverse split, including, but not limited to, increased investor interest, the potential for a higher stock price, and enhanced liquidity for our stockholders. The words “believe,” “expect,” “will,” “may” and similar phrases are intended to identify those forward-looking statements. Those statements reflect our current views and assumptions, and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. We are also subject to a number of other business and industry specific risks, as further detailed in our Transition Report on Form 10-KSB for the transition period ended June 30, 2007 and other filings we have made with the SEC.

We cannot predict the effect of the reverse split on the market price for our common stock. In particular, we cannot assure you that prices for shares of our common stock after the reverse split will be 10 to 25 times, as applicable, greater than the price for shares of the common stock immediately before the reverse split. Further, we cannot assure you that the marketability of the common stock will improve and that the market price of the common stock immediately after the proposed reverse split will be maintained for any period of time. The market price of the common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. In addition, the reverse split will increase the likelihood that some of our stockholders will own fewer than 100 shares of our common stock, and these stockholders may experience an increase in the costs of selling those shares as well as greater difficulty in effecting such a sale. Moreover, because some investors may view the reverse split negatively, we cannot assure you that the reverse split will not adversely affect the market price or liquidity of the common stock or, alternatively, that the market price following the reverse split will either exceed or remain in excess of the current market price.

PROPOSAL NO. 2
REINCORPORATION FROM NEVADA TO DELAWARE

The board of directors has approved, subject to stockholder approval, an agreement and plan of merger under which we will reincorporate from the State of Nevada to the State of Delaware. We have attached the agreement and plan of merger to this proxy as Appendix B, and you should read it carefully. As part of the reincorporation, we will merge with and into a wholly-owned subsidiary, Collexis Delaware, Inc., a Delaware corporation (“Collexis Delaware”), which will adopt the name of our company and will thereafter be known as “Collexis Holdings, Inc.” The merger will result in, among other things:

•
You will be entitled to receive one share of common stock, par value $0.001 per share, of Collexis Delaware, for every one share of our common stock, par value $0.001 per share, you own as of the effective date of the reincorporation, taking into account the reverse split described in Proposal No. 1 if it is approved by the stockholders.

•	The persons presently serving as our executive officers and directors will continue to serve in the same positions with Collexis Delaware.

•
We will be governed by a new certificate of incorporation under Delaware law in the form attached as Appendix C, provided that this certificate of incorporation will be amended prior to the merger so that the total number of authorized common and preferred shares in the certificate of incorporation will be equal to the total number of authorized common and preferred shares on a post-split basis of our Nevada corporation immediately before the merger.

•	We will adopt new bylaws under Delaware law in the form attached as Appendix D.

Our common stock is currently quoted on the OTC Bulletin Board. We believe that the common stock of Collexis Delaware will also be quoted on the OTC Bulletin Board immediately after the reincorporation.

The board of directors believes that the reincorporation of our company from Nevada to Delaware will benefit our company and our stockholders. Delaware is recognized for adopting comprehensive, modern and flexible corporate laws and for periodically revising those laws to respond to the changing legal and business needs of corporations. For this reason, many major corporations have incorporated in Delaware or have changed their corporate domiciles to Delaware. The Delaware judiciary has become particularly familiar with corporate law matters, and a substantial body of court decisions has developed construing Delaware law. Accordingly, Delaware corporate law has been, and is likely to continue to be, interpreted in many significant judicial decisions, which may provide greater clarity and predictability with respect to our corporate legal affairs.

For these reasons, the board of directors believes that it is in our best interest for us to incorporate in Delaware from our present domicile of Nevada. See, however, “Significant Differences between the Corporate Laws of Nevada and Delaware.” Our board of directors may abandon the merger (and the reincorporation) if the aggregate number of shares of our common stock held by stockholders dissenting to the merger shall be more than 0.5% of all the issued and outstanding shares of our common stock.

The board unanimously recommends a vote FOR the proposal to approve the Agreement and Plan of Merger under which we will reincorporate from Nevada to Delaware. A broker who holds shares in street name will not be entitled to vote on this proposal without instructions from the beneficial owner. Because this proposal requires the affirmative vote of at least a majority of the shares of common stock outstanding as of the record date, abstentions and broker non-votes will have the effect of a negative vote with respect to this proposal. We urge you to mark the boxes on your proxy card to indicate how you will vote your shares.

Principal Features of the Reincorporation

The reincorporation will be effected by the merger of our company with and into our newly-formed and wholly-owned Delaware corporation, Collexis Delaware, created for the sole purpose of effecting the reincorporation. The reincorporation will become effective upon the filing of the requisite merger documents in Delaware and Nevada, which we expect to occur as promptly as practicable after we obtain the requisite stockholder approval and effectuate the reverse split. We have attached a copy of the proposed Delaware certificate of incorporation and bylaws to this proxy as Appendix C and Appendix D, respectively.

On the effective date of the reincorporation: (a) each outstanding share of our common stock will be converted into one share of Collexis Delaware’s common stock; (b) each outstanding share of Collexis Delaware’s common stock we hold will be canceled and will resume the status of authorized and unissued common stock; and (c) Collexis Delaware will adopt the name of our company and will thereafter be known as “Collexis Holdings, Inc.” No shares of our preferred stock are outstanding, so the reincorporation will have no effect on our preferred stock. The reincorporation will have no affect on our daily business operations.

The board of directors has the authority to abandon the reincorporation both before and after we receive stockholder approval. If our stockholders approve this Proposal No. 2 but not Proposal No. 1 (the reverse split), we will not effectuate the reverse split and, if our board of directors decides to do so, we will effectuate the reincorporation from Nevada to Delaware. We may also abandon the merger (and the reincorporation) if the aggregate number of shares of our common stock held by stockholders dissenting to the merger becomes greater than 0.5% of all the issued and outstanding shares of our common stock.

Significant Differences between the Corporate Laws of Nevada and Delaware and the Charter Documents of Our Company and Collexis Delaware

We are incorporated under the laws of Nevada, and Collexis Delaware will be incorporated under the laws of Delaware. On consummation of the merger, our stockholders, whose rights currently are governed by Nevada law and our articles of incorporation and bylaws created under Nevada law, will become stockholders of a Delaware corporation, Collexis Delaware, and their rights as stockholders will then be governed by Delaware law and a Delaware certificate of incorporation and bylaws that have been drafted under Delaware law.

Although the corporate statutes of Nevada and Delaware are similar, certain differences exist. We have generally drafted the certificate of incorporation for Collexis Delaware to be similar to our Nevada articles of incorporation, except for such differences as are required by differences between the Nevada and Delaware corporate codes. We have summarized below those differences that are significant, in the judgment of our management. This summary is not intended to be complete, and stockholders should refer to the General Corporation Law of the State of Delaware (“Delaware law”) and Chapters 78 and 92A of the Nevada Revised Statutes (“Nevada law”) to understand how these laws apply to us and Collexis Delaware.

Classified Board of Directors. Our board of directors is not classified, and we do not propose to classify the board into separate classes in connection with the change in domicile. If we ever were to consider dividing the board into classes, however, Delaware law permits a corporation to classify the board of directors into as many as three classes as equally as possible with staggered terms of office, while Nevada law permits a corporation to classify the board into as many as four classes. This difference has no present effect on our company, but it would result in less flexibility in classifying the board if we should choose to do so in the future.

Removal of Directors. With respect to removal of directors, under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with and without cause and removal of directors when the board is divided into classes. Under Delaware law, directors of a corporation without a classified board may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors. Accordingly, when the board is not classified, removal of a director is easier in Delaware. If the board is classified, however, Delaware law provides that a director can only be removed for cause by the holders of a majority of the shares then entitled to vote in an election of directors unless the certificate of incorporation provides otherwise.

Special Meetings of Stockholders. Delaware law permits the board of directors or any other person authorized in the certificate of incorporation or bylaws to call a special meeting of the stockholders. Nevada law does not address the manner in which special meetings of stockholders may be called, which means that those matters are governed exclusively by the articles of incorporation and bylaws.

Indemnification of Officers and Directors and Advancement of Expenses. Delaware and Nevada have substantially similar provisions that permit indemnification by a corporation of its officers, directors, employees and agents in situations in which they acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation. Nevada law generally provides that a director or officer is not liable to the corporation or its stockholders for any act or failure to act unless it is proven that his or her act or failure to act constitutes a breach of fiduciary duty and the breach of that duty involved intentional misconduct, fraud, or a knowing violation of law. Under Nevada law, the corporation is free to indemnify the director or officer if the director or officer is not liable under this provision and, in the case of an action by or in the right of the corporation, regardless of any determination of the director’s or officer’s good faith (although our bylaws do not provide protection for directors and officers who have acted in bad faith). Under Delaware law as implemented pursuant to the Collexis Delaware certificate of incorporation, a director does not have personal liability for monetary damages for breach of fiduciary duty as a director, except (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for certain distributions that render the corporation insolvent; or (iv) for any transaction from which the director derived an improper personal benefit.

Delaware and Nevada law have similar provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation, bylaws, or an agreement with the corporation provides for mandatory advancement. Similarly, under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

Our articles of incorporation and the certificate of incorporation for Collexis Delaware each provide for the mandatory advancement of expenses of directors and officers. In addition, our articles of incorporation and the certificate of incorporation for Collexis Delaware each require indemnification of directors and officers to the extent permitted by law. The board of directors of Collexis Delaware will retain the discretionary authority to authorize the indemnification of employees and agents, subject to certain conditions under the Delaware law.

Limitation on Personal Liability of Directors. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and our stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. Our Delaware certificate of incorporation will limit the liability of directors of Collexis Delaware to the fullest extent permitted by law. The similar limitation of liability provision under Nevada law applies automatically, unless limited in the articles of incorporation or bylaws, to both directors and officers and applies to the breach of any fiduciary duty, including the duty of loyalty. Thus, the limitation on liability contained in the certificate of incorporation of Collexis Delaware will not extend to officers and will be more limited under Delaware law than the limit on officers and directors liability that applied to us under Nevada law. The bylaws of Collexis Delaware, however, provide indemnification to officers subject to the conditions of the Delaware law and the Delaware certificate of incorporation.

Dividends. Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares generally only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation. Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

Amendment to Articles of Incorporation/Certificate of Incorporation or Bylaws. In general, both Delaware law and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation’s certificate/articles of incorporation. Both Delaware law and Nevada law also provide that in addition to the vote above, the vote of a majority of the outstanding shares of a class may be required to amend the certificate of incorporation or articles of incorporation. Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a series of a class of stock if the corporation’s organizational documents grant such power to its board of directors. Both Nevada law and Delaware law permit, in general, the number of authorized shares of any such series of a class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the certificate of incorporation, respectively. However, the Nevada law allows the board of directors, without stockholder approval, to increase or decrease the number of authorized shares of capital stock if the number of outstanding shares is proportionately increased or decreased. Delaware law does not have a similar provision. Nevada law allows our articles of incorporation to restrict the right to make, amend, modify and repeal our bylaws solely to our board of directors. Delaware law permits our board of directors to make, amend, modify and repeal our bylaws, but does not permit the Delaware certificate to reserve those powers exclusively to the board of directors. Consistent with Delaware law, the Delaware certificate will authorize the board to amend, make, modify or repeal our bylaws.

Actions by Written Consent of Stockholders. Nevada law and Delaware law each provide that, unless the articles/certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing and who would have been entitled to notice of the meeting where such a matter was considered.

Stockholder Vote for Mergers and Other Corporation Reorganizations. In general, both jurisdictions require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

Restrictions on Business Combinations. Both the Delaware law and the Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. The restrictions prohibit a corporation, except in limited circumstances, from engaging in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder. Under Delaware law an interested stockholder generally is a person who holds 15% or more of the outstanding voting stock, which was acquired other than solely through an action by the corporation. Under Nevada law, the definition of interested stockholder is similar except that a holder of 10% or more of the voting stock is an interested stockholder. Both the Delaware and Nevada law permit a corporation to opt out of application of the statutory provisions limiting business combinations with interested stockholders by making a statement to that effect in its certificate of incorporation. We have such a statement in our Nevada articles of incorporation, and our Delaware certificate will also opt out of the application of the statutory provisions.

Voting of Treasury Stock. Nevada law permitted us to vote the stock held by our corporation in all matters put to a vote of our stockholders and permitted any treasury shares to be “present” at a stockholders meeting for quorum purposes. Delaware law does not permit us to vote treasury shares and does not permit such shares to count toward our quorum thresholds at any meeting. Our Delaware bylaws will differ from our Nevada bylaws consistent with this difference in statutory requirements.

Fiduciary Duties of Directors. Both Delaware and Nevada law provide that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, directors of Nevada and Delaware corporations owe fiduciary duties of care and loyalty to the corporations they serve, as well as their stockholders.

With respect to fiduciary duties, Nevada law may provide broader discretion, and increased protection from liability, to directors in exercising their fiduciary duties, particularly in the context of a change in control. Delaware courts have held that the directors of a Delaware corporation are required to exercise an informed business judgment in performing their duties. An informed business judgment means that the directors have informed themselves of all material information reasonably available to them. Delaware courts have also imposed a heightened standard of conduct on directors in matters involving a contest for control of the corporation. A director of a Nevada business corporation must perform his or her duties as a director in good faith and with a view to the interests of the corporation.

Delaware law does not contain any statutory provision permitting the board of directors, committees of the board and individual directors, when discharging their duties, to consider the interests of any constituencies other than the corporation or its stockholders. Nevada law, on the other hand, provides that in discharging their duties, the board of directors, committees of the board and individual directors may, in exercising their respective powers with a view to the interests of the corporation, choose, to the extent they deem appropriate, to subordinate the interests of stockholders to the interests of employees, suppliers, customers or creditors of the corporation or to the interests of the communities served by the corporation. Furthermore, the officers and directors may consider the long-term and short-term interests of the corporation and its stockholders.

Under Delaware law, directors of a Delaware corporation are presumed to have acted on an informed basis, in good faith and in the honest belief that their actions were in the best interest of the corporation. This presumption may be overcome, however, if a preponderance of the evidence shows that the directors’ decision involved a breach of fiduciary duty such as fraud, overreaching, lack of good faith, failure of the board to inform itself properly or actions by the board to entrench itself in office. Delaware courts have imposed a heightened standard of conduct upon directors of a Delaware corporation who take any action designed to defeat a threatened change in control of the corporation. The heightened standard has three elements: the board must reasonably perceive a threat to corporate control; the response must neither be coercive nor preclusive; and the measure must be reasonable in relation to the perceived threat posed. Under Nevada law, unless there is a breach of fiduciary duty or a lack of good faith, any act of the board of directors, any committee of the board or any individual director is presumed to be in the corporation’s best interest. No higher burden of proof or greater obligation to justify applies to any act relating to or affecting an acquisition or a potential or proposed acquisition of control of the corporation than to any other action. Nevada law imposes a heightened standard of conduct upon directors who take action to resist a change or potential change in control of a corporation, if that action impedes the exercise of the stockholders’ right to vote for or remove directors.

Annual Meetings. Under Delaware law, if the annual meeting for the election of directors is not held on the designated date, or action by written consent to elect directors in lieu of an annual meeting has not been taken, the directors are required to cause that meeting to be held as soon as is convenient. If there is a failure to hold the annual meeting or to take action by written consent to elect directors in lieu of an annual meeting for a period of 30 days after the designated date for the annual meeting, or if no date has been designated for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Delaware Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.

Under Nevada law, if a corporation does not hold its annual meeting within 18 months after the last election of directors, the district court has jurisdiction to order the election of directors, upon application of any one or more stockholders holding at least 15% of the voting power.

Adjournment of Stockholder Meetings. Under Delaware law, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting.

Under Nevada law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting.

The reincorporation will not create any change on this issue because our bylaws already provided that notice of the adjournment would be given to our stockholders as required by Delaware law.

Interested Director Transactions. Under Delaware law, contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable because of such interest, if certain conditions are met. To meet these conditions, either (a) the stockholders or the disinterested directors must approve any such contract or transaction after the full disclosure of material facts, or (b) the contract or transaction must have been fair as to the corporation at the time it was approved. Under Delaware law, if board approval is sought, the contract or transactions must be approved by a majority of the disinterested directors (even though less than a quorum).

Nevada law does not automatically void contracts or transactions between a corporation and one of the corporation’s directors. Under Nevada law, a contract or transaction may not be voided solely because:

•	the contract is between the corporation and a director of the corporation or an entity in which a director of the corporation has a financial interest;
•	an interested director is present at the meeting of the board of directors that authorizes or approves the contract or transaction; or
•	the vote or votes of the interested director are counted for purposes of authorizing or approving the contract or transaction involving the interested transaction.

Instead, under Nevada law, contracts or transactions such as those described above are permissible if:

•
the facts surrounding the contract or transaction are known to the board of directors and the board of directors authorizes, approves, or ratifies the contract or transaction in good faith by a vote without counting the vote of the interested director;

•
the facts or circumstances surrounding the contract or transaction are made known to the stockholders and they authorize, approve or ratify the contract or transaction in good faith by a majority vote of the shares entitled to vote, including the votes, if any, of the interested director;

•
the fact that the contract or transaction will prove to be in the interested director’s financial interest is unknown to the interested director at the time it is brought before the board of directors; or

•	the contract or transaction is fair as to the corporation at the time it is authorized or approved.

Stockholders’ Rights to Examine Books and Records. Delaware law provides that any stockholder may, in a written demand made under oath, demand to examine a corporation’s books and records for a proper purpose reasonably related to such person’s interest as a stockholder. If management of the corporation refuses or fails to respond within five business days after the demand is made, the stockholder can compel an examination by court order.

Nevada law permits any person who has been a stockholder of record for at least six months, or any person holding at least 5% of all outstanding shares, to inspect and copy the stockholders’ list, articles of incorporation or bylaws, if the stockholder gives at least five business days’ prior written notice. The corporation may deny inspection if the stockholder refuses to furnish an affidavit that the inspection is not desired for a purpose or object other than the business of the corporation and that he or she has not at any time offered for sale or sold any stockholders’ lists of any corporation or aided and abetted any person in procuring a list for that purpose.

Electronic Notice Provisions. Our Nevada bylaws did not contain a provision allowing for the electronic delivery of any notice to our stockholders. The bylaws of Collexis Delaware will allow for electronic notice to our stockholders, although any stockholder will be free to inform us that he or she does not wish to receive electronic notice. Also, the Delaware law electronic notice provisions are more restrictive than the similar Nevada law provisions. Although we did not take advantage of the electronic notice provisions permitted by Nevada law, Nevada law would have allowed us to use electronic notice on any matter on which notice was to be delivered to our stockholders. Delaware law, on the other hand, does not allow electronic notice to be used in connection with certain technical matters regarding failure to pay for stock, adjudication of claims in insolvency, revocation of dissolution or revival of a certificate of incorporation, and attachment of a stockholder’s shares of capital stock or rights to acquire capital stock.

Loans to Officers. Our Nevada bylaws permitted us to make loans to our officers, subject to any prohibitions imposed by federal securities laws. Given that we are subject to the prohibition imposed by the Sarbanes-Oxley Act of 2002 on making loans to our officers and given that Collexis Delaware, as the continuing company after the reincorporation, will also be subject to this prohibition, the bylaws of Collexis Delaware will not have a provision allowing loans to our officers.

Duration of Proxies. Under Delaware law, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, but the duration of the proxy may not exceed seven years. Both our Nevada bylaws and the bylaws of Collexis Delaware provide that proxies shall be effective for up to three years unless a longer period is provided on the face of the proxy.

Differences in Franchise Taxes. Nevada does not have a corporate franchise tax. After the merger is accomplished, we will pay annual franchise taxes to Delaware. The Delaware franchise tax is based on a formula involving the number of authorized shares or the asset value of the corporation, whichever would impose a lesser tax.

Exchange of Stock Certificates

As discussed above, each currently outstanding share of our common stock will be exchanged for one share of common stock of Collexis Delaware. If Proposal No. 2 is approved by our stockholders, however, we will process the certificates reflecting both the reverse stock split and reincorporation at the same time. Therefore, after the reincorporation, your stock certificates will be exchanged as set forth under the caption “Exchange of Stock Certificates” under Proposal No. 1 above. The reincorporation will not have any effect on the transferability of outstanding stock certificates. You will not receive new share certificates until your current certificates are presented for transfer, at which time the certificates reflecting a Nevada corporation will be exchanged for certificates reflecting a corporation under Delaware law. The Delaware stock certificate will also reflect the number of shares to which you will be entitled after the reverse stock split is effected as discussed under Proposal No. 1.

United States Federal Income Tax Consequences

The following description of the material U.S. federal income tax consequences to our stockholders of the reincorporation is based upon the Code, applicable Treasury Regulations promulgated under the Code, judicial authority and current administrative rulings and practices as in effect as of the date of this proxy statement, and all of which are subject to change, possibly with retroactive effect. Any such change could alter the tax consequences described herein. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reincorporation.

This discussion is only for general information to stockholders who hold their shares as capital assets. This discussion does not address every aspect of U.S. federal income taxation that may be relevant to a particular company stockholder in light of the stockholder’s particular circumstances or to persons who are otherwise subject to special tax treatment, including, without limitation: (a) a partnership, subchapter S corporation or other pass-through entity; (b) dealers in securities; (c) banks or other financial institutions; (d) insurance companies; (e) mutual funds; (f) tax exempt organizations or pension funds; (g) a foreign person, foreign entity or U.S. expatriate; (h) persons who may be subject to the alternative minimum tax provisions of the Code; (i) a stockholder whose functional currency is not the U.S. dollar; (j) persons who acquired their common stock in connection with stock option or stock purchase plans or in other compensatory transactions; or (k) persons who hold their common stock as part of a hedging, straddle, conversion or other risk reduction transaction. This discussion does not address the tax consequences to any holders of our options. The state and local tax consequences of the reincorporation may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides.

We believe that the merger of our company with and into Collexis Delaware, which will effect the reincorporation, will qualify as a reorganization under sections 368(a)(1)(A) and 368(a)(1)(F) of the Code. As a result, the material federal income tax consequences of the merger, and therefore the reincorporation, would be as follows: (a) we and Collexis Delaware will not recognize any gain or loss as a result of the merger; (b) no gain or loss will be recognized by holders of common stock on the conversion of common stock into Collexis Delaware common stock; (c) the aggregate adjusted tax basis of the Collexis Delaware common stock received by a holder of common stock in the merger will be the same as the aggregate adjusted tax basis of the common stock converted in the merger; and (d) the holding period, for U.S. federal income tax purposes, for the Collexis Delaware common stock received in the merger by a holder of common stock will include the period during which the holder held the converted common stock.

If the merger fails to qualify for tax-free treatment, either under sections 368(a)(1)(A) or 368(a)(1)(F) or any other provision of the Code, then a holder of common stock whose shares of common stock are converted to Collexis Delaware common stock may recognize gain or loss for U.S. federal income tax purposes equal to the difference between the fair market value of the Collexis Delaware shares received by that stockholder and the stockholder’s adjusted tax basis in the converted shares of common stock. Further, we would recognize taxable gain as if we sold all of our assets, subject to our liabilities, at fair market value.

Each of our stockholders who is a “significant holder” that receives Collexis Delaware common stock in the merger will be required to file a statement with his, her or its federal income tax return setting forth his, her or its tax basis in the common stock surrendered and the fair market value of the Collexis Delaware common stock, if any, received in the merger, and to retain permanent records of these facts relating to the merger. A “significant holder” is a company stockholder who, immediately before the merger owned at least five percent (by vote or value) of our outstanding stock or owned our securities with an adjusted tax basis of $1,000,000 or more.

We urge you to consult your own tax advisors regarding the tax consequences to you of the reincorporation, including the applicable federal, state, local and foreign tax consequences.

Material Accounting Implications

There is no material accounting impact of the reincorporation of our company in Delaware.

Regulatory Approvals

We are required to obtain the approval of our stockholders under Nevada law to effect the reincorporation. To obtain this approval, we are required to prepare and circulate to our stockholders proxy materials meeting the requirements of the rules and regulations of the SEC. We have prepared this proxy statement in accordance with those rules and regulations, and it is being circulated in order to obtain the required stockholder approval. Once we obtain such approval, we are required to file a certificate of merger with the State of Delaware and articles of merger with the State of Nevada to effect the reincorporation. Other than the foregoing, we need not comply with any federal or state regulatory requirements nor must we obtain any approvals in connection with the merger and the reincorporation.

Your Dissenters’ Rights of Appraisal

Under Nevada law, a stockholder is entitled to dissent from, and obtain cash payment for the fair value of his or her shares (a) in the event of consummation of a plan of merger or plan of exchange in which the Nevada corporation is a constituent entity, and (b) any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or non-voting stockholders are entitled to dissent and obtain payment for their shares.

You do have the right to dissent from the reincorporation and obtain cash payment for the “fair value” of your shares, as determined in accordance with Nevada law. Below is a description of the steps you must take if you wish to exercise dissenters’ rights with respect to the reincorporation under Nevada law Sections 92A.300 to 92A.500, the Nevada dissenters’ rights statute. The text of the statute is set forth in Appendix E. This description is not intended to be complete. If you are considering exercising your dissenters’ rights with respect to the reincorporation, you should review Nevada law Sections 92A.300 to 92A.500 carefully, particularly the steps required to perfect dissenters’ rights. Failure to take any one of the required steps may result in termination of your dissenters’ rights under Nevada law. If you are considering dissenting, you should consult with your own legal advisor.

TO EXERCISE YOUR DISSENTER’S RIGHTS, YOU MUST:

•
before the date of the stockholders’ special meeting, deliver written notice to Collexis Holdings, Inc., c/o Corporate Secretary, 1201 Main Street, Suite 980, Columbia, SC 29201, stating that you intend to demand payment for your shares if the reincorporation is completed; and

•	not vote your shares in favor of the Agreement and Plan of Merger, either by proxy or in person.

Failure to vote against the Agreement and Plan of Merger will not constitute a waiver of dissenters’ rights. A vote against is not deemed to satisfy the written notice requirement.

If you satisfy these conditions, we will send you a written dissenter’s notice within 10 days after the reincorporation is effective. This dissenter’s notice will specify where you must send your payment demand and where and when you must deposit your stock certificates, if any, among other information.

Failure to demand payment in the proper form or deposit your certificates as described in the dissenter’s notice will terminate your right to receive payment for your shares pursuant to Nevada’s dissenters’ rights statute. Your rights as a stockholder will continue until those rights are cancelled or modified by the completion of the reincorporation.

Within 30 days after receiving your properly executed payment demand, we will pay you what we determine to be the fair value of your shares, plus accrued interest (computed from the effective date of the reincorporation until the date of payment). We will enclose the following with the payment:

•
our balance sheet as of the end of a fiscal year ended not more than 16 months before the date of payment, an income statement for that year, a statement of changes in stockholders’ equity for that year, and the latest available interim financial statements, if any;

•	an explanation of how we estimated the fair value of the shares and how the interest was calculated;

•	information regarding your right to challenge the estimated fair value; and

•	a copy of Nevada’s dissenters’ rights statute.

We may elect to withhold payment from you if you became the beneficial owner of the shares on or after the date set forth in the dissenter’s notice. If we withhold payment, after the consummation of the reincorporation, we will estimate the fair value of the shares, plus accrued interest, and offer to pay this amount to you in full satisfaction of your demand. The offer will contain a statement of our estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters’ rights to demand payment under Nevada law Section 92A.480.

If you believe that the amount we pay in exchange for your dissenting shares is less than the fair value of your shares or that the interest is not correctly determined, you can demand payment of the difference between your estimate and ours. You must make such demand within 30 days after we have made or offered payment; otherwise, your right to challenge calculation of fair value terminates.

If there is still disagreement about the fair market value within 60 days after we receive your demand, we will petition a court to determine the fair value of the shares and the accrued interest. If we do not commence that legal action within the 60-day period, we will have to pay the amount demanded for all unsettled demands. All dissenters whose demands remain unsettled will be made parties to the proceeding, and are entitled to a judgment for either:

•	the amount of the fair value of the shares, plus interest, in excess of the amount we paid; or

•	the fair value, plus accrued interest, of the after-acquired shares for which we withheld payment.

We will pay the costs and expenses of the court proceeding, unless the court finds the dissenters acted arbitrarily, vexatious, or in bad faith. If the court makes such a finding, the court may assess costs including reasonable fees of counsel and experts, against such stockholder.

If holders of more than 0.5% of our outstanding common stock exercise their dissenters’ rights, we have the right to terminate the merger (and the reincorporation) and remain a Nevada corporation.

Failure to follow the steps required by Nevada law Sections 92A.400 through 92A.480 for perfecting dissenters’ rights may result in the loss of those rights. If dissenters’ rights are not perfected, you will be entitled to receive the consideration receivable with respect to those shares in accordance with the merger agreement. In view of the complexity of the provisions of Nevada’s dissenters’ rights statute, if you are considering objecting to the reincorporation you should consult your own legal advisor.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of July 11, 2008 the number of shares of our common stock beneficially owned by (a) each of our directors; (b) each of our named executive officers; (c) each beneficial owner of more than 5% of our common stock; and (d) all of our executive officers and directors as a group. Unless otherwise indicated, the address for each of our directors and executive officers is in care of Collexis Holdings, Inc., 1201 Main Street, Suite 980, Columbia, South Carolina 29201.

Information relating to beneficial ownership of our common stock is based upon “beneficial ownership” concepts under applicable SEC rules. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose or to direct the disposition of the security. A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within 60 days from July 11, 2008. Unless otherwise indicated under “Amount and Nature of Beneficial Ownership,” each person is the record owner of and has sole voting and investment power with respect to his or her shares. As described in more detail in footnote (5) below, the beneficial ownership of William D. Kirkland, our Chief Executive Officer, includes Margie Chassman’s shares of common stock that are held in a voting trust for which Mr. Kirkland serves as trustee.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)

Directors:

Mark S. Germain (2)	3,497,360	3.16%
Mark Auerbach (3)	1,236,667	1.12%
Frank C. Carlucci (4)	3,603,333	3.28%
William D. Kirkland (5)	32,556,646	29.03%
John D. Macomber (6)	1,603,332	1.46%
John J. Regazzi (7)	1,203,333	1.09%
Peter Van Praag (8)	5,679,160	5.13%

Named Executive Officers (Non-Directors):

Henk J. Buurman (9)	2,748,540	2.48%
Stephen A. Leicht (10)	1,008,332	*

All Directors and Executive Officers as a Group (13 persons) (11)	54,975,869	46.27%

Other 5% Stockholders:

Margie Chassman (12)	30,669,426	27.82%
Van Praag Informatisering B.V. (13)	5,679,160	5.13%
Search Dynamics Corp.(14)	23,334,401	21.26%

* Represents less than one percent of the outstanding shares.

(1)
Based on 109,743,729 shares outstanding as of July 11, 2008 and assumes the exercise by the indicated stockholder or group of all options to purchase our common stock held by that stockholder or group that are exercisable on or before 60 days from July 11, 2008.

(2)
Includes 1,000,000 shares of common stock issuable to Mr. Germain on the exercise of vested stock options. Also includes 2,497,360 shares of common stock owned by Margery Germain, Mr. Germain’s spouse, as to which he disclaims beneficial ownership.

(3)	Includes 270,000 shares of common stock issuable to Mr. Auerbach on the exercise of vested stock options. Also includes 966,667 shares of common stock owned by Susan Auerbach, Mr. Auerbach’s spouse.

(4)	Includes 270,000 shares of common stock issuable to Mr. Carlucci on the exercise of vested stock options.

(5)
Includes Margie Chassman’s shares of common stock that are held in a voting trust for which Mr. Kirkland, our Chief Executive Officer, serves as trustee. With regard to any matter submitted to our stockholders for a vote, the trustee must give instructions to us to the effect that the shares in the trust are being voted on such matter on a pro rata basis proportionate to all other votes actually cast. For a more detailed discussion of this voting trust, see “Certain Relationships and Related Transactions and Director Independence - Chassman Voting Trust” in our Form 10-KSB/A filed on October 29, 2007 with the SEC. Mr. Kirkland disclaims beneficial ownership of the shares held in the trust. Also includes 2,160,010 shares of common stock issuable to Mr. Kirkland on the exercise of vested stock options and 243,330 shares of common stock issuable to Mr. Kirkland on the exercise of stock options that will vest in the next 60 days.

(6)
Includes 270,000 shares of common stock issuable to Mr. Macomber on the exercise of vested stock options. Also includes 833,333 shares of common stock owned by Macomber Associates LLC, for which Mr. Macomber is the manager.

(7)	Includes 270,000 shares of common stock issuable to Dr. Regazzi on the exercise of vested stock options.

(8)
Includes 4,795,820 shares of common stock owned by Van Praag Informatisering B.V., a company in which Mr. Van Praag owns a 100% interest. Also includes 883,340 shares of common stock issuable on the exercise of vested stock options issued to Van Praag Informatisering B.V.

(9)
Includes 1,865,200 shares of common stock owned by V.D.B. Pacific B.V., a company controlled by Mr. Buurman. Also includes 883,340 shares of common stock issuable on the exercise of vested stock options issued to V.D.B. Pacific B.V.

(10)
Includes 899,999 shares of common stock issuable to Mr. Leicht on the exercise of vested stock options and 108,333 shares of common stock issuable on the exercise of stock options that will vest in the next 60 days.

(11)
Includes 8,282,523 shares of common stock issuable on the exercise of vested stock options and 384,995 shares of common stock issuable on the exercise of stock options that will vest in the next 60 days. Also includes 400,000 shares of restricted stock that we have agreed to issue to our Chief Financial Officer, Mr. Mark Murphy.

(12)
Includes Ms. Chassman’s shares of common stock that are held in a voting trust for which our chief executive officer serves as trustee. With regard to any matter submitted to our stockholders for a vote, the trustee must give instructions to us to the effect that the shares in the trust are being voted on such matter on a pro rata basis proportionate to all other votes actually cast. For a more detailed discussion of this voting trust, see “Certain Relationships and Related Transactions and Director Independence - Chassman Voting Trust” in our Form 10-KSB/A filed on October 29, 2007 with the SEC. Also includes 516,120 shares of common stock issuable on the exercise of vested stock options. The address for Ms. Chassman is 445 W. 23rd Street, Apt. 16E, New York, NY 10011.

(13)
Includes 4,795,820 shares of common stock owned by Van Praag Informatisering B.V., a company in which Mr. Van Praag owns a 100% interest. Also includes 883,340 shares of common stock issuable on the exercise of vested stock options issued to Van Praag Informatisering B.V.

(14)
Mr. Youssef El Zein and Mr. Oussama Salam each own 1.86% of Search Dynamics Corp. Both Mr. El Zein and Mr. Salam are directors of Search Dynamics Corp. In addition, Mr. El Zein and Mr. Salam are general partners of Search Dynamics Limited, which owns 3,250,426 shares of our common stock. Mr. El Zein owns 1,841,344 shares of our common stock, and Mr. Salam owns 1,841,340 shares of our common stock.

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS

If a stockholder desires for a proposal to be included in our proxy statement and form of proxy relating to our next annual meeting, which we plan to hold in October or November 2008, the stockholder must deliver a written copy of the proposal to our principal executive offices no later than a reasonable time before we begin to print and mail our proxy materials for the meeting. We will inform our stockholders of the date of the meeting by including a notice in a quarterly report on Form 10-Q or a current report in Form 8-K. To ensure prompt receipt by the company, the proposal should be sent certified mail, return receipt requested. Proposals must comply with the provisions in our bylaws relating to stockholder proposals to be included in our proxy materials.

Any stockholder proposal to be made at an annual meeting, but which is not requested to be included in our proxy materials, must comply with our bylaws. Proposals of that nature must be delivered to us between 60 and 90 days before the annual meeting or, in the event public announcement of the date of the annual meeting is first made by the company fewer than 70 days prior to the date of the annual meeting, the close of business on the 10th day following the day on which public announcement of the date of the meeting is first made by the company.

OTHER MATTERS

The board is not aware of any business to come before the special meeting other than the matters described above in this proxy statement. If any other matters should properly come before the meeting, however, it is intended that proxies in the accompanying form will be voted with respect to those matters in accordance with the judgment of the person or persons voting the proxies. We will bear the cost of solicitation of proxies.

Appendix A

CERTIFICATE OF AMENDMENT
TO THE
AMENDED
ARTICLES OF INCORPORATION
OF
COLLEXIS HOLDINGS, INC.

[Note: Where used below, “X” will be replaced with a number between 10 and 25, consistent with the authority to be granted by the stockholders to the board of directors to select an exact ratio for the reverse stock split in the range of 1-for-10 to 1-for-25.]

1.

The name of the corporation is Collexis Holdings, Inc. (the “Corporation”).

2.

Article Three of the Amended Articles of Incorporation of the Corporation is amended by adding the following to the end:

“On the effective date of this amendment (the “Effective Date”), each X shares of the corporation’s Common Stock issued and outstanding immediately prior to the Effective Date shall automatically be changed, pursuant to a reverse stock split, into one share of the corporation’s Common Stock. No fractional shares shall be issued. In lieu of any fraction of a share of Common Stock that results from the reverse stock split and share exchange, the holder will receive a cash payment. The cash payment will be equal to (a) the fraction of a share to which the holder would otherwise be entitled multiplied by (b) the average of the closing sale per shares price of the Corporation’s common stock (as adjusted to represent a post-split price by multiplying that number by X) for the 10 trading days immediately before the effective time of the reverse split, as reported on the OTC Bulletin Board. If such price or prices are not available, the fractional share payment multiplier in subsection (b) of the previous sentence will be based on the average of the last bid and ask prices of the pre-split shares for those days (as adjusted to represent a post-split price), as reported on the OTC Bulletin Board. All references in these Amended Articles of Incorporation to “Common Stock” shall, after the Effective Date, refer to the reduced shares of Common Stock existing after the reverse stock split and share exchange.

Additionally, the reverse split will reduce each authorized share of the Corporation’s capital stock such that each authorized share of the Corporation’s Common Stock and Preferred Stock will be reduced by dividing the authorized number by X. The reverse split will have no effect on the par value of the Corporation’s Common Stock or Preferred Stock.”

3.

The reverse stock split and resulting exchange of shares described herein shall be implemented as follows:

Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Common Stock (the “Old Certificates”) shall be entitled to receive, upon surrender of such Old Certificates, a certificate or certificates (the “New Certificates”) representing one share of Common Stock for each one X shares of Common Stock issued and outstanding prior to the Effective Date. From and after the Effective Date, Old Certificates shall thereupon be deemed for all corporate purposes to evidence ownership of Common Stock in the appropriately reduced whole number of post-reverse split shares. If any New Certificate is to be issued in a name other than that in which the Old Certificate was issued, the Old Certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer.

A-1

No such fractional shares shall be issued. In lieu of any faction of a share of Common Stock which results from the reverse stock split, the holder will receive the cash payment provided for in Article 2 above.

4.

Except as expressly amended hereby, all other provisions of the Amended Articles of Incorporation shall remain in full force and effect.

5.

This Amendment was duly adopted by the board of directors of the Corporation on July [__], 2008.

6.

This Amendment was duly approved by the holders of a majority of the shares of the Common Stock of the Corporation in accordance with Section 78.390 of the Nevada Revised Statutes at a special meeting of the shareholders held on August 19, 2008.

7.

This Amendment shall be effective at ___:___ pm, eastern time, on ____________, 2008.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to the Amended Articles of Incorporation to be executed and attested by its duly authorized officer as of this ___ day of   , 2008.

COLLEXIS HOLDINGS, INC.

By:
William D. Kirkland
Chief Executive Officer

A-2

Appendix B

AGREEMENT AND PLAN OF MERGER
BY AND BETWEEN
COLLEXIS HOLDINGS, INC.
(a Nevada corporation)
AND COLLEXIS DELAWARE, INC.
(a Delaware corporation)

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”), entered into as of the ___ day of _____, 2008, by and between Collexis Holdings, Inc., a Nevada corporation (“Collexis Nevada”), and Collexis Delaware, Inc., a Delaware corporation (“Collexis Delaware”).

WITNESSETH:

WHEREAS, Collexis Nevada is a corporation duly organized and validly existing under the laws of the State of Nevada having (a) 109,743,729 outstanding shares of common stock as of July 11, 2008, (b) outstanding options, warrants and other rights to acquire approximately 18,885,982 shares of common stock as of July 11, 2008, (c) no outstanding securities that are convertible into capital stock of the corporation and (d) no outstanding shares of preferred stock.

WHEREAS, Collexis Delaware is a corporation duly organized and validly existing under the laws of the State of Delaware currently having an authorized capital stock of 287,713,000 shares (the “Collexis Delaware Stock”), consisting 277,713,000 shares of common stock, $0.001 par value (“Collexis Delaware Common Stock”) and 10,000,000 shares of preferred stock. Other than One Thousand shares of Collexis Delaware Common Stock held by Collexis Nevada, no shares of such Collexis Delaware Stock are issued or outstanding or entitled to vote as of the date of this Agreement, no options, warrants or other rights to acquire Collexis Delaware Stock have been issued and no securities that are convertible into capital stock of the corporation have been issued.

WHEREAS, the board of directors of Collexis Nevada and the board of directors of Collexis Delaware deem it advisable and in the best interests of their respective entities and stockholders that the merger of Collexis Nevada with and into Collexis Delaware, as provided for herein (the “Merger”), be consummated in accordance with the provisions of the General Corporation Law of the State of Delaware, Chapters 78 and 92A of the Nevada Revised Statutes and upon the terms and subject to the conditions hereinafter set forth.

WHEREAS, the board of directors of Collexis Nevada and the board of directors of Collexis Delaware have duly authorized the Merger and this Agreement by all necessary corporate action.

WHEREAS, the board of directors of Collexis Nevada has recommended that the stockholders of Collexis Nevada approve the Merger and authorize, approve and adopt this Agreement.

WHEREAS, the board of directors of Collexis Delaware, by appropriate corporate action, has duly authorized, approved, adopted and declared the advisability of this Agreement.

WHEREAS, the Merger is intended to constitute a tax-free transfer reorganization under the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and provisions herein contained, the parties hereto agree as follows:

ARTICLE I.
THE MERGER

1.1 Merger of Collexis Nevada with and into Collexis Delaware. In accordance with the provisions of this Agreement, the General Corporation Law of the State of Delaware, and Chapters 78 and 92A of the Nevada Revised Statutes, at the Effective Time (as defined in Section 1.4 hereof), Collexis Nevada shall be merged with and into Collexis Delaware, whereupon the separate existence of Collexis Nevada shall cease and Collexis Delaware shall be the surviving entity (hereinafter sometimes referred to as the “Surviving Entity”). After the Effective Time, Collexis Delaware shall continue its existence as a Delaware corporation. The certificate of merger filed to effect the Merger shall amend the certificate of incorporation of Collexis Delaware to reflect that from the Effective Time forward, it shall conduct its business as the Surviving Entity using the name “Collexis Holdings, Inc.”

1.2 Effect of the Merger.

(a) At the Effective Time, the effect of the Merger shall be as provided in Section 259 of the General Corporation Law of the State of Delaware and Section 92A.250 of the Nevada Revised Statutes. Without limiting the generality of the foregoing, at the Effective Time, Collexis Delaware shall thereupon and thereafter possess, without other transfer, all the rights, privileges, powers, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of both Collexis Nevada and Collexis Delaware, and be subject to all the restrictions, disabilities and duties of both Collexis Nevada and Collexis Delaware; and all the rights, privileges, powers and franchises of both Collexis Nevada and Collexis Delaware, and all the property, real, personal and mixed, and all debts due to both Collexis Nevada and Collexis Delaware, on whatever account as well as all other things in action belonging to either Collexis Nevada or Collexis Delaware, shall, without other transfer, be vested in Collexis Delaware; and all property, rights, privileges, powers, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of Collexis Nevada, and all and every other interest of Collexis Nevada, shall, without other transfer, be thereafter the property of Collexis Delaware as they were of Collexis Nevada, and the title to any real estate vested in Collexis Nevada under any applicable laws by deed or otherwise shall not revert or be in any way impaired by reason of the General Corporation Law of the State of Delaware or the Nevada Revised Statutes; but all rights of creditors and all liens upon any property of Collexis Nevada shall be preserved unimpaired, and all debts, liabilities and duties of Collexis Nevada shall thenceforth attach to Collexis Delaware and may be enforced against Collexis Delaware to the same extent as if said debts, liabilities and duties had been incurred or contracted by Collexis Delaware.

(b) From and after the Effective Time and until further amended in accordance with the General Corporation Law of the State of Delaware, the Certificate of Incorporation of Collexis Delaware as in effect immediately prior to the Effective Time shall be the Amended and Restated Certificate of Incorporation of the Surviving Entity, subject to amendment by the certificate of merger to reflect a name change of Collexis Delaware to “Collexis Holdings, Inc.”

(c) From and after the Effective Time and until altered, amended or repealed in accordance with applicable law, the Bylaws of Collexis Delaware shall be the Bylaws of the Surviving Entity; provided, that the Bylaws of Collexis Delaware shall be amended and restated effective as of the Effective Time to reflect a name change of Collexis Delaware to “Collexis Holdings, Inc.”

(d) At the Effective Time, the directors of Collexis Nevada shall be the directors of the Surviving Entity.

(e) At the Effective Time, the officers of Collexis Nevada shall be the officers of the Surviving Entity.

1.3 Additional Actions. If, at any time after the Effective Time, Collexis Delaware shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in Collexis Delaware, title to and possession of any property or right of Collexis Nevada acquired or to be acquired by reason of, in connection with, or as a result of the Merger, or (b) otherwise to carry out the purposes of this Agreement, Collexis Nevada and directors and officers shall be deemed to have granted to Collexis Delaware an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such property or rights in Collexis Delaware and otherwise to carry out the purposes of this Agreement; and the directors and officers of Collexis Delaware are fully authorized in the name of Collexis Nevada or otherwise to take any and all such action.

1.4 Effective Time. The Effective Time of the Merger (the “Effective Time”) shall be the date and time specified in the certificate of merger.

ARTICLE II.
CONVERSION OF SECURITIES

2.1 Conversion of Securities. At the Effective Time, (a) each previously issued and outstanding share of Collexis Delaware Common Stock shall, by virtue of the Merger and without any action on the part of Collexis Nevada or Collexis Delaware, be canceled and shall resume the status of authorized and unissued Collexis Delaware Common Stock; and (b) each issued and outstanding share of common stock of Collexis Nevada (other than shares (“Dissenting Shares”) that are owned by stockholders (“Dissenting Stockholders”) exercising dissenters’ rights pursuant to the relevant provisions of Sections 92A.300 through 92A.500 of the Nevada Revised Statutes) shall, by virtue of the Merger and without any action on the part of Collexis Nevada or Collexis Delaware, be converted into an issued and outstanding share of Collexis Delaware Common Stock. Each such issued and outstanding share of Collexis Delaware Common Stock shall be duly authorized, validly issued, fully paid and nonassessable. At the Effective Time, each outstanding option, warrant, or other right to purchase, or security convertible into, Collexis Nevada (each, an “Option”) shall become an option, warrant, or right to purchase, or a security convertible into common stock of Collexis Delaware on the basis of one share of Collexis Delaware common stock for each share of Collexis Nevada common stock subject to such Option, on the same terms and conditions applicable to any such Collexis Nevada Option at the Effective Time. A number of shares of common stock of Collexis Delaware shall be reserved for issuance upon the exercise of options, warrants, stock purchase rights and convertible securities equal to the number of shares of common stock of Collexis Nevada so reserved immediately prior to the Effective Time, or as otherwise deemed necessary to effect the purposes of the Merger.

2.2 Dissenters’ Rights. No Dissenting Stockholder shall be entitled to shares of Collexis Delaware Common Stock under Section 2.1 unless and until the holder thereof shall have failed to perfect or shall effectively withdrawn or lost such holder’s right to dissent from the Merger under the Nevada Revised Statutes, and any Dissenting Stockholder shall be entitled to receive only the payment provided by the relevant provisions of Sections 92A.300 through 92A.500 of the Nevada Revised Statutes with respect to Dissenting Shares owned by such Dissenting Stockholder. If any person or entity who otherwise would be deemed a Dissenting Stockholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to dissent with respect to any shares that would be Dissenting Shares but for that failure to perfect or withdrawal or loss of the right to dissent, such Dissenting Shares shall thereupon be treated as though such Dissenting Shares had been converted into shares of Collexis Delaware Common Stock pursuant to Section 2.1 hereof.

ARTICLE III.
TERMINATION

3.1 Termination. At any time prior to the Effective Time, whether before or after Collexis Nevada or Collexis Delaware stockholder approval hereof, this Agreement may be terminated and the Merger abandoned by either the board of directors of Collexis Nevada or the board of directors of Collexis Delaware. The filing of this Agreement or a certificate of merger with the Secretary of State of Delaware and the filing of this Agreement or a certificate of merger with the Secretary of State of Nevada pursuant to Section 1.4 hereof shall constitute certification that this Agreement has not theretofore been terminated.

ARTICLE IV.
MISCELLANEOUS

4.1 Counterparts. This Agreement may be executed in one or more counterparts (including by way of electronic transmission), each of which shall be deemed to be an original, but all of which together shall constitute one agreement.

4.2 Waiver. Any party may, at its option, extend the time for performance of any of the obligations or acts of any other party and may waive in writing any or all of the conditions contained herein to which its obligations hereunder are subject or compliance by other parties with any other matter in this Agreement.

4.3 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to its principles of conflict of laws.

4.4 Amendment to Articles of Incorporation of Collexis Delaware. The parties understand and agree that the Certificate of Incorporation of Collexis Delaware may be amended at any time prior to the Effective Time so that the number of authorized shares of capital stock of Collexis Delaware immediately prior to the Effective Time is consistent with the number of authorized shares of capital stock of Collexis Nevada immediately prior to the Effective Time.

[signatures appear on following page]

IN WITNESS WHEREOF, Collexis Nevada and Collexis Delaware have caused this Agreement and Plan of Merger to be executed on their behalf by their respective officers, hereunto duly authorized, and the undersigned acknowledge that the acts and deeds hereby are true acts and deeds of Collexis Nevada and Collexis Delaware.

Collexis Holdings, Inc., a Nevada corporation

By:
Name:	William D. Kirkland
Title:	Chief Executive Officer

Collexis Delaware, Inc., a Delaware corporation

By:
Name:	William D. Kirkland
Title:	Chief Executive Officer

Secretary’s Certification:

This Agreement and Plan of Merger was duly approved and adopted by the board of directors and the sole stockholder of Collexis Delaware, Inc. pursuant to Sections 251 and 252 of the General Corporation Law of the State of Delaware.

Collexis Delaware, Inc.

Name: Stephen A. Leicht Title: Secretary

Appendix C

CERTIFICATE OF INCORPORATION
OF
COLLEXIS DELAWARE, INC.

The undersigned, in order to form a corporation pursuant to Section 102 of the General Corporation Law of Delaware (the “DGCL”), does hereby certify:

FIRST: The name of the Corporation is Collexis Delaware, Inc. (the “Corporation”).

SECOND: The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware as the same now exists or may hereafter be amended.

FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is 287,713,000 shares of which:

277,713,000 shares, par value $0.001 per share, shall be shares of common stock (the “Common Stock”); and

10,000,000 shares, par value $0.001 per share, shall be shares of preferred stock (the “Preferred Stock”).

[Note: If applicable, the share numbers in this Article FOURTH will be revised by an amendment to reflect the ratio in the reverse split to be effected by an amendment to the articles of incorporation of Collexis Holdings, Inc., a Nevada corporation, before the certificate of merger becomes effective.]

A. Common Stock.

(1) Dividends. The holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property, or in shares of Common Stock.

(2) Voting Rights. At every annual or special meeting of stockholders of the Corporation, every holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share of Common Stock standing in his name on the books of the Corporation.

(3) Liquidation, Dissolution, or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, if any, and subject to the prior rights of the holders of any class of Preferred Stock to share in the Corporation’s assets, the holders of all outstanding shares of Common Stock shall be entitled to share ratably in the remaining net assets of the Corporation.

B. Preferred Stock. The Board of Directors is authorized, subject to limitations prescribed by law, to provide by resolution or resolutions for the issuance of shares of Preferred Stock in one or more series, to establish the number of shares to be included in each such series, and to fix the voting powers (if any), designations, powers, preferences, and relative, participating optional or other rights, if any, of the shares of each such series, and any qualifications, limitations or restrictions thereof. Irrespective of the provisions of Section 242(b)(2) of the DGCL, the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote, without the separate vote of the holders of the Preferred Stock as a class.

FIFTH: The name and mailing address of the Incorporator is as follows:
Charles D. Vaughn, Esq., 201 17th Street NW, Suite 1700, Atlanta, GA 30363.

SIXTH: The Board of Directors is expressly authorized to adopt, amend, or repeal the Bylaws of the Corporation.

SEVENTH: Elections of directors need not be by written ballot unless the by-laws of the Corporation shall otherwise provide.

EIGHTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that the foregoing shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is hereafter amended to permit further elimination or limitation of the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended. Any repeal or modification of this Article EIGHTH by the stockholders of the Corporation or otherwise shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

NINTH: To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Corporation (and any other persons to which DGCL permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the DGCL.

The Corporation shall indemnify any director or officer of the Corporation who was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (collectively a “Proceeding”) by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, trustee, partner, or agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, to the fullest extent permitted by the DGCL as now in effect and as hereafter amended. Such right to indemnification shall be a contract right. In addition, the Corporation shall pay expenses of any director or officer of the Corporation incurred in defending any Proceeding in advance of its final disposition to the fullest extent permitted under the DGCL as now in effect and as hereafter amended. The indemnification and advancement rights provided herein shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

The right of any person to the indemnification and advancement rights provided herein shall be cumulative of, and in addition to, any and all rights to which such person may otherwise be entitled, presently or in the future, by contract, bylaw, resolution of the Board of Directors or stockholders of the Corporation or as a matter of law or equity and shall extend to such person’s successors, assigns, and legal representatives.

Any amendment, repeal or modification of the foregoing provisions of this Article NINTH shall not adversely affect any right or protection of any director or officer of the Corporation existing at the time of, or increase the liability of any director or officer of the Corporation with respect to any acts or omissions of such director or officer occurring prior to, such amendment, repeal or modification.

TENTH: William D. Kirkland, 1201 Main Street, Suite 980, Columbia, SC 29201, is appointed as sole director of the Corporation until his successor is appointed in accordance with the by-laws of the Corporation or the DGCL.

ELEVENTH: The Corporation will not be governed by the provisions of Section 203 of the DGCL regarding business combinations with interested stockholders.

TWELFTH: The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of _____, 2008 and I affirm that the foregoing certificate is my act and deed and that the facts stated therein are true.

Charles D. Vaughn, Incorporator

Appendix D

COLLEXIS HOLDINGS, INC.
(FORMERLY KNOWN AS COLLEXIS DELAWARE, INC.)

BYLAWS

ADOPTED EFFECTIVE

AS OF

[______________], 2008

BYLAWS

OF

COLLEXIS HOLDINGS, INC.

1.	OFFICES

1.1. Registered Office

The registered office of the Corporation shall be as set forth in the Corporation’s Certificate of Incorporation, or as may be otherwise selected by the officers of the Corporation.

1.2. Other Offices

The Corporation may also have offices at such other places, both within and outside of the State of Delaware, as the Board of Directors may from time to time determine or as may be necessary or useful in connection with the business of the Corporation.

2.	MEETINGS OF STOCKHOLDERS

2.1. Place of Meetings

All meetings of the stockholders shall be held at such place, within or outside the State of Delaware, as may be fixed from time to time by the Board of Directors or any officer appointed by the Board of Directors to make this decision.

2.2. Annual Meetings

(a) Generally. The Corporation shall hold annual meetings of stockholders on such date and at such time as shall be designated from time to time by the Board of Directors or any officer appointed by the Board of Directors to make this decision. At the meeting, stockholders shall elect members of a Board of Directors and transact such other business as may properly be brought before the meeting.

(b) Matters Under Consideration. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder to be timely must be so received not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the Corporation fewer than 70 days prior to the date of such annual meeting, the close of business on the

10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder’s meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (b), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

(c) Nominations for Directors. Only persons who are confirmed in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the Corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (c). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation in accordance with the provisions of paragraph (b) of this bylaw. Such stockholder’s notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or reelection as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the Corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (b) of this bylaw. At the request of the Board of Directors, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in the stockholder’s notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

(d) Public Announcements. For purposes of this bylaw, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

2.3. Special Meetings

Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by: (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a properly adopted resolution.

2.4.  Notice of Meetings

Notice of any meeting of stockholders, stating the place, date and hour of the meeting, and, if it is a special meeting, the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting. Notice shall be given not less than 10 nor more than 60 days before the date of the meeting (except to the extent that such notice is waived or is not required as provided in the General Corporation Law of the State of Delaware (the “Delaware Law”) or these Bylaws). Such notice shall be given in accordance with, and shall be deemed effective as set forth in, Section 222 (or any successor section) of the Delaware Law.

2.5. Waiver of Notice

Whenever notice is required to be given by statute, the Certificate of Incorporation or these Bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these Bylaws.

2.6. List of Stockholders

The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Nothing contained in this Section 2.6 shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

2.7. Quorum at Meetings

Stockholders may take action on a matter at a meeting only if a quorum exists with respect to that matter. Except as otherwise provided by statute or the Certificate of Incorporation, the holders of a majority of the stock issued and outstanding and entitled to vote at the meeting, and who are present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter. Once a share is represented for any purpose at a meeting (other than for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened), it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for the adjourned meeting.

2.8. Adjournment of Meetings

Either the chairman of the meeting or the vote of a majority of voting shares casting votes, excluding abstentions and without regard to whether or not a quorum is present, may adjourn a meeting of stockholders meeting from time to time. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.9. Voting and Proxies

Unless otherwise provided in the Delaware Law or in the Certificate of Incorporation, and subject to the other provisions of these Bylaws, each stockholder shall be entitled to one vote on each matter, in person or by proxy, for each share of the Corporation’s capital stock that has voting power and that is held by such stockholder. No proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed appointment of proxy shall be irrevocable if the appointment form states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. Shares of capital stock held by the Corporation as treasury stock shall not be entitled to vote at any meeting of the stockholders nor shall such shares be counted for the purposes of determining quorum.

2.10. Required Vote

When a quorum is present at any meeting of stockholders, all matters shall be determined, adopted and approved by the affirmative vote (which need not be by ballot) of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote with respect to the matter, unless the proposed action is one upon which, by express provision of applicable statutes, rules or regulations (including any applicable stock exchange regulations), these Bylaws, or the Certificate of Incorporation, a different vote is specified and required, in which case such express provision shall govern and control with respect to that vote on that matter. Without regard to the foregoing, directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or classes is required, the affirmative vote of the holders of a majority of the shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class. Notwithstanding the foregoing, directors shall be elected in the manner specified by Section 3, applicable law, or the Certificate of Incorporation.

2.11. Joint Owners of Stock

If shares or other securities having voting power stand of record in the names of 2 or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if 2 or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only 1 votes, his act binds all; (b) if more than 1 votes, the act of the majority so voting binds all; (c) if more than 1 votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in the Delaware Law, Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of subsection (c) shall be a majority or even split in interest.

2.12. Action Without a Meeting

Any action required or permitted to be taken at a stockholders’ meeting may be taken without a meeting, without prior notice and without a vote, if a written consent or consents, settings forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The written consent or consents describing the action taken, must be delivered to the Corporation for inclusion in the minutes or filing with the corporate records. No consent shall be effective to take the corporate action specified unless all consents necessary to take the action are delivered to the Corporation within 60 days of the delivery of the earliest-dated consent. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation as provided in Section 228 of the Delaware Law. In the event that the action which is consented to is such as would have required the filing of a certificate under any provision of the Delaware Law, if such action had been voted on by stockholders at a meeting thereof, the certificate filed under such provision shall state, in lieu of any statement required by such provision concerning any vote of stockholders, that written consent has been given in accordance with Section 228 of the Delaware Law.

2.13. Organization

(a) At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the Chief Executive Officer, or, if the Chief Executive Officer is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his absence, an Assistant Secretary directed to do so by the Chief Executive Officer, shall act as secretary of the meeting.

(b) The Board of Directors of the Corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the Corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

3.	DIRECTORS

3.1. Powers

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things, subject to any limitation set forth in the Certificate of Incorporation or as otherwise may be provided in the Delaware Law.

3.2. Number and Election

The number of directors which shall constitute the whole board shall not be fewer than 1 nor more than 13. Except as set forth herein with respect to vacancies and newly created directorships as set forth in the Certificate of Incorporation, directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. The first board shall consist of one director. Thereafter, within the limits above specified, the number of directors shall be determined by resolution of the Board of Directors, provided that no such resolution that decreases the number of directors may shorten the term of any incumbent director.

3.3. Election of Directors

Subject to the Certificate of Incorporation, the directors shall be elected at the annual meeting of the stockholders, except as provided in Section 3.4, and each director elected shall hold office until such director’s successor is elected and qualified or until the director’s earlier death, resignation, removal or incapacity. Directors need not be stockholders.

3.4. Resignations; Removal; Vacancies and Newly Created Directorships

Any director may resign at any time upon written notice to the Corporation. No director may be removed except by the affirmative vote of a majority of the outstanding shares of the Corporation then entitled to vote, with or without cause. Subject to the Certificate of Incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although fewer than a quorum, or by a sole remaining director. Subject to the Certificate of Incorporation, whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof in office, or by a sole remaining director so elected or, if no such directors remain, by a majority of the applicable class or classes of stock or series thereof. Each director so chosen shall hold office until the next election of directors, and until such director’s successor is elected and qualified, or until the director’s earlier death, resignation or removal. Subject to the Certificate of Incorporation, in the event that one or more directors resigns from the board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office until the next election of directors, and until such director’s successor is elected and qualified, or until the director’s earlier death, resignation or removal.

3.5. Meetings

3.5.1 Regular Meetings

Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors. The Board of Directors shall hold an annual meeting immediately after the annual meeting of stockholders for the purposes of electing officers and transaction such other business as may lawfully come before it. No notice need be given of such an annual meeting of the Board of Directors. Notice of the time and place of all regular meetings of the Board of Directors shall be orally or in writing, by telephone, facsimile, telegraph, telex or electronic transmission, during normal business hours, at least 24 hours before the date and time of the first regularly scheduled meeting, or sent in writing to each director by first class mail, charges prepaid, at least three days before the date of the first regularly scheduled meeting.

3.5.2 Special Meetings

Special meetings of the Board may be called by the chairman of the Board of Directors, the Chief Executive Officer, or any two directors then in office. No notice of a special meeting need describe the purpose of the special meeting. Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, facsimile, telegraph, telex or electronic transmission, during normal business hours, at least 24 hours before the date and time of the meeting, or sent in writing to each director by first class mail, charges prepaid, at least three days before the date of the meeting.

3.5.3 Telephone Meetings

Members of the Board of Directors may participate in a meeting of the Board by any communication by means of which all participating directors can simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

3.5.4 Action Without Meeting

Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board in accordance with applicable law.

3.5.5 Waiver of Notice of Meeting

A director may waive any notice required by statute, the Certificate of Incorporation or these Bylaws before or after the date and time of the event as to which such notice is required. Except as set forth below, the waiver must be in writing or by electronic transmission, given by the director entitled to the notice, and delivered to the Corporation for inclusion in the minute book. Notwithstanding the foregoing, a director’s attendance at or participation in a meeting waives any required notice to the director of the meeting unless the director attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

3.5.6 Quorum and Vote at Meetings

At all meetings of the Board, a quorum of the Board of Directors consists of a majority of the total number of directors prescribed pursuant to Section 3.2. The vote of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation or by these Bylaws.

3.5.7 Adjournment of Meetings; Notice

If a quorum is not present at any meeting of the Board of Directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

3.6. Committees of Directors

(a) Executive Committee. The Board of Directors may appoint an Executive Committee to consist of 1 or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation.

(b) Other Committees. The Board of Directors may from time to time appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of 1 or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees.

(c) Term. Each member of a committee of the Board of Directors shall serve a term on the committee coexistent with such member’s term on the Board of Directors. The Board of Directors, subject to the provisions of subsections (a) or (b) of this Bylaw may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

(d) Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this bylaw shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing or by electronic transmission at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

3.7. Compensation of Directors

Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

3.8. Organization

At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the Chief Executive Officer, or if the Chief Executive Officer is absent, the President or most senior Vice-President, or, in the absence of any such officer, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, an Assistant Secretary directed to do so by the Chief Executive Officer, shall act as secretary of the meeting.

4.	OFFICERS

4.1. Officers Designated

The officers of the Corporation shall include, if and when designated by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer, the Treasurer, and the Controller, all of whom shall be elected at the annual organizational meeting of the Board of Direction. The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers, Assistant Controllers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the Corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the Corporation shall be fixed by or in the manner designated by the Board of Directors.

4.2. Tenure and Duties of Officers

(a) General. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

(b) Duties of Chairman of the Board of Directors. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. If there is no Chief Executive Officer, then the Chairman of the Board of Directors shall also serve as the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in paragraph (c) of this bylaw.

(c) Duties of Chief Executive Officer. The Chief Executive Officer shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. The Chief Executive Officer shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation. The Chief Executive Officer shall be the President of the Corporation, shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

(d) Duties of Vice Presidents. The Vice Presidents may assume and perform the duties of the Chief Executive Officer in the absence or disability of the Chief Executive Officer or whenever the office of Chief Executive Officer is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(e) Duties of Secretary.  The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the Corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The Chief Executive Officer may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(f) Duties of Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the Corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time. The Chief Executive Officer may direct the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

4.3. Delegation of Authority

The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

4.4. Resignations

Any officer may resign at any time by giving written notice to the Board of Directors or to the Chief Executive Officer or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the Corporation under any contract with the resigning officer.

4.5. Removal

Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

4.6. Compensation

The compensation of officers of the Corporation shall be fixed by the Board of Directors or by any officers(s) authorized by the Board of Directors to prescribe the compensation of such other officers.

4.7. Fidelity Bonds

The Corporation may secure the fidelity of any or all of its officers or agents by bond or otherwise.

5.	CAPITAL STOCK AND OTHER INSTRUMENTS

5.1. Certificate of Stock; Uncertificated Shares

The shares of the capital stock of the Corporation may be certificated or uncertificated, as provided under the Delaware Law, and shall be entered in the books of the Corporation and registered as they are issued. Any certificates representing shares of the capital stock shall be in such form as the Board of Directors shall prescribe, certifying the number and class of shares of the capital stock of the Corporation owned by the stockholder, and may be signed in the name of the Corporation by the Chairman of the Board or the President or a Vice President and the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer of the Corporation. Any such certificate may bear the seal of the Corporation or a facsimile thereof or may be represented by a global certificate through the Depository Trust Company. Each such certificate shall state on the face thereof the name of the Corporation and that it is organized under the laws of the State of Delaware, the name of the holder, the number and class of shares, the par value of shares covered thereby or a statement that such shares are without par value, and such other matters as are required by law.

Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice that shall set forth the name of the Corporation, that the Corporation is organized under the laws of the State of Delaware, the name of the stockholder, the number and class (and the designation of the series, if any) of the shares represented, and any restrictions on the transfer or registration of such shares of stock imposed by the Corporation’s Certificate of Incorporation, these Bylaws, any agreement among stockholders or any agreement between stockholders and the Corporation, and such other matters as are required by law.

Any or all of the signatures on a certificate may be by facsimile. In case any officer, transfer agent or registrar whose signature or facsimile signature appears on a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

5.2. Duty of Corporation to Register Transfers of Shares

Subject to applicable law and the conditions provided herein, the Corporation shall register the transfer of shares of its capital stock, which may be certificated or uncertificated as provided under the Delaware Law, presented to it for transfer upon the books of the Corporation, cancel such certificated or uncertificated shares and issue a new certificate or new equivalent uncertificated shares of its capital stock to the stockholder entitled thereto if:

(a) Endorsement or Instruction.

(i) Upon surrender of the certificate to the Corporation (or its transfer agent, as the case may be) for transfer, the certificate (or an appended stock power) is properly endorsed by the registered owner, or by his duly authorized legal representative or attorney-in-fact, with proper written evidence of the authority and appointment of such representative, if any, accompanying the certificate; or

(ii) In the case of uncertificated shares, the Corporation receives proper instructions from the registered owner of uncertificated shares, or by his duly authorized legal representative or attorney-in-fact, with proper written evidence of the authority and appointment of such representative, if any, accompanying such instruction.

(b) Additional Requirements Satisfied. Such additional conditions and documentation as the Corporation (or its transfer agent, as the case may be) shall reasonably require, including without limitation thereto, the delivery with the surrender of such stock certificate or certificates of proper evidence of succession, assignment or other authority to obtain transfer thereof, as the circumstances may require, and such legal opinions with reference to the requested transfer as shall be required by the Corporation (or its transfer agent) pursuant to the provisions of these Bylaws and applicable law, shall have been satisfied.

The Board of Directors may appoint a transfer agent and one or more co-transfer agents and registrar and one or more co-registrars and may make or authorize such agent to make all such rules and regulations deemed expedient concerning the issue, transfer and registration of shares of the capital stock of the Corporation.

5.3. Lost Certificates

The Corporation may issue a new certificate or uncertificated shares, in place of any certificate for shares previously issued if the registered owner of the certificate satisfies the following conditions:

(a) Proof of Loss. Submits proof in affidavit form satisfactory to the Corporation that such certificate has been lost, destroyed or wrongfully taken;

(b) Timely Request. Requests the issuance of a new certificate or uncertificated shares before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

(c) Bond. Gives a bond in such form, and with such surety or sureties, with fixed or open penalty, as the Corporation may direct, to indemnify the Corporation (and its transfer agent and registrar, if any) against any claim that may be made or otherwise asserted by virtue of the alleged loss, destruction, or theft of such certificate or certificates; and

(d) Other Requirements. Satisfies any other reasonable requirements imposed by the Corporation.

In the event a certificate has been lost, apparently destroyed or wrongfully taken, and the registered owner of record fails to notify the Corporation within a reasonable time after he has notice of such loss, destruction, or wrongful taking, and the Corporation registers a transfer (in the manner herein below set forth) of the shares represented by the certificate before receiving such notification, such prior registered owner of record shall be precluded from making any claim against the Corporation for the transfer required hereunder or for a new certificate.

5.4. Record Date

5.4.1 Actions by Stockholders

In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not, unless all shareholders have waived notice, be more than 60 days nor less than 10 days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the date preceding the day on which notice is given, or, if notice is waived, at the close of business on the day preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, unless the Board of Directors fixes a new record date for the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the Delaware Law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in the manner prescribed by Section 213(b) of the Delaware Law. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the Delaware Law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

5.4.2 Payments to Stockholders

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

5.5. Stockholders of Record

The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, to receive notifications, to vote as such owner, and to exercise all the rights and powers of an owner. The Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise may be provided by the Delaware Law.

5.6. Execution of Other Securities

All bonds, debentures and other corporate securities of the Corporation, other than stock certificates, may be signed by the Chairman of the Board of Directors, the Chief Executive Officer or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the Corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the Corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the Corporation.

6.	INDEMNIFICATION

6.1. Indemnification of Directors, Executive Officers, Other Officers, Employees and Other Agents

(a) Directors and Officers. The Corporation shall indemnify its directors and officers to the fullest extent not prohibited by the Delaware Law; provided, however, that the Corporation shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Corporation, (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the Delaware Law or (iv) such indemnification is required to be made under subsection (d) of this bylaw.

(b) Employees and Other Agents.  The Corporation shall have power to indemnify its employees and other agents as set forth in the Delaware Law.

(c) Expense. The Corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer, of the Corporation, or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said mounts if it should be determined ultimately that such person is not entitled to be indemnified under this bylaw or otherwise.

(d) Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and officers under this bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the Corporation and the director or officer. Any right to indemnification or advances granted by this bylaw to a director or officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within 90 days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim, to the fullest extent permitted by applicable law. In connection with any claim for indemnification, the Corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standard of conduct that make it permissible under the Delaware Law for the Corporation to indemnify the claimant for the amount claimed. In connection with any claim by an officer of the Corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such officer is or was a director of the Corporation) for advances, the Corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed in the best interests of the Corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Delaware Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by a director or officer to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the director or officer is not entitled to be indemnified, or to such advancement of expenses, under this Article 6 or otherwise shall be on the Corporation.

(e) Non-Exclusivity of Rights. The rights conferred on any person by this bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the Delaware Law.

(f) Survival of Rights. The rights conferred on any person by this bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(g) Insurance. To the fullest extent permitted by the Delaware Law, the Corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this bylaw.

(h) Amendments. Any repeal or modification of this bylaw shall only be prospective and shall not affect the rights under this bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the Corporation.

(i) Saving Clause. If this bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director and officer to the full extent not prohibited by any applicable portion of this bylaw that shall not have been invalidated, or by any other applicable law.

6.2. Certain Definitions

For the purposes of this Article 6, the following definitions shall apply:

(a) The term “proceeding” shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

(b) The term “expenses” shall be broadly construed and shall include, without limitation, court costs, attorneys’ fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

(c) The term the “Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent or another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Bylaw with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(d) References to a “director,” “executive officer,” “officer,” “employee,” or “agent” of the Corporation shall include, without limitation, situations where such person is serving at the request of the Corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

(e) References to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this bylaw.

7.	NOTICE BY ELECTRONIC TRANSMISSION

7.1. Notice by Electronic Transmission

Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to Delaware Law, the Certificate of Incorporation or these Bylaws, any notice to stockholders given by the Corporation under any provision of Delaware Law, the Certificate of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if:

(i) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent; and

(ii) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iv) if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the Secretary or an Assistant Secretary of the Corporation or an affidavit of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

7.2. Definition of Electronic Transmission

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

7.3. Inapplicability

Notice by a form of electronic transmission shall not apply to Sections 164, 296, 311, 312 or 324 of the Delaware Law.

8.	GENERAL PROVISIONS

8.1. Inspection of Books and Records

Any stockholder, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation’s stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where any attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office or at its principal place of business.

8.2. Dividends

The Board of Directors may declare dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation and the laws of the State of Delaware.

8.3. Reserves

The directors of the Corporation may set apart, out of the funds of the Corporation available for dividends, a reserve or reserves for any proper purpose and may abolish any such reserve.

8.4. Execution of Instruments

All checks, drafts or other orders for the payment of money, and promissory notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

8.5. Fiscal Year

The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

8.6. Seal

The corporate seal shall be in such form as the Board of Directors shall approve. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

8.7. Amendment of Bylaws

The Board of Directors shall have the power to adopt, amend, or repeal the bylaws of the Corporation as set forth in the Certificate of Incorporation. The foregoing power in the Board of Directors to adopt, amend, or repeal the bylaws shall not divest nor limit the stockholders of the power to adopt, amend or repeal the bylaws.

Appendix E

RIGHTS OF DISSENTING OWNERS

NRS 92A.300  Definitions.  As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

NRS 92A.305  “Beneficial stockholder” defined.  “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS 92A.310  “Corporate action” defined.  “Corporate action” means the action of a domestic corporation.

NRS 92A.315  “Dissenter” defined.  “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

NRS 92A.320  “Fair value” defined.  “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

NRS 92A.325  “Stockholder” defined.  “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

 NRS 92A.330  “Stockholder of record” defined.  “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

 NRS 92A.335  “Subject corporation” defined.  “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

 NRS 92A.340  Computation of interest.  Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

 NRS 92A.350  Rights of dissenting partner of domestic limited partnership.  A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

 NRS 92A.360  Rights of dissenting member of domestic limited-liability company.  The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

 NRS 92A.370  Rights of dissenting member of domestic nonprofit corporation.

      1.  Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

      2.  Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS 92A.380  Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

      1.  Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

      (a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:

             (1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

             (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

      (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.

      (c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

      (d) Any corporate action not described in paragraph (a), (b) or (c) that will result in the stockholder receiving money or scrip instead of fractional shares except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.

      2.  A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

      3.  From and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised his right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented.

NRS 92A.390  Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

      1.  There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

      (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

      (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

             (1) Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:

                   (I) The surviving or acquiring entity; or

                   (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or

             (2) A combination of cash and owner’s interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

      2.  There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

NRS 92A.400  Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

      1.  A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

      2.  A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if:

      (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

      (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

NRS 92A.410  Notification of stockholders regarding right of dissent.

      1.  If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

      2.  If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

NRS 92A.420  Prerequisites to demand for payment for shares.

      1.  If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights:

      (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

      (b) Must not vote his shares in favor of the proposed action.

      2.  If a proposed corporate action creating dissenters’ rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters’ rights must not consent to or approve the proposed corporate action.

      3.  A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

NRS 92A.430  Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

      1.  The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.

      2.  The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

      (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

      (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

      (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;

      (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

      (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.440  Demand for payment and deposit of certificates; retention of rights of stockholder.

      1.  A stockholder to whom a dissenter’s notice is sent must:

      (a) Demand payment;

      (b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

      (c) Deposit his certificates, if any, in accordance with the terms of the notice.

      2.  The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

      3.  The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.

NRS 92A.450  Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

      1.  The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

      2.  The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

NRS 92A.460  Payment for shares: General requirements.

      1.  Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

      (a) Of the county where the corporation’s principal office is located;

      (b) If the corporation’s principal office is not located in this State, in Carson City; or

      (c) At the election of any dissenter residing or having its principal office in this State, of the county where the dissenter resides or has its principal office.

The court shall dispose of the complaint promptly.

      2.  The payment must be accompanied by:

      (a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;

      (b) A statement of the subject corporation’s estimate of the fair value of the shares;

      (c) An explanation of how the interest was calculated;

      (d) A statement of the dissenter’s rights to demand payment under NRS 92A.480; and

      (e) A copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.470  Payment for shares: Shares acquired on or after date of dissenter’s notice.

      1.  A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

      2.  To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.

NRS 92A.480  Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

      1.  A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

      2.  A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

NRS 92A.490  Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

      1.  If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

      2.  A subject corporation shall commence the proceeding in the district court of the county where its principal office is located. If the principal office of the subject corporation is not located in the State, it shall commence the proceeding in the county where the principal office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located. If the principal office of the subject corporation and the domestic corporation merged with or whose shares were acquired is not located in this State, the subject corporation shall commence the proceeding in the district court in Carson City.

      3.  The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

      4.  The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

      5.  Each dissenter who is made a party to the proceeding is entitled to a judgment:

      (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

      (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500  Legal proceeding to determine fair value: Assessment of costs and fees.

      1.  The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

      2.  The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

      (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

      (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

      3.  If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

      4.  In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

      5.  This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

PROXY SOLICITED FOR SPECIAL MEETING
OF THE STOCKHOLDERS OF
COLLEXIS HOLDINGS, INC.
To be held on August 19, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby constitutes and appoints William D. Kirkland and Mark S. Germain, and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent and vote, as indicated below, all of the shares of common stock of Collexis Holdings, Inc. that the undersigned would be entitled to vote at the Special Meeting of Stockholders to be held the Park Hyatt Washington, 24 & M Streets, NW, Washington, D.C. on August 19, 2008, at 9:00 a.m. EDT, and at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of Special Meeting of Stockholders, receipt of which is acknowledged. These proxies are directed to vote on the matters described in the Notice of Special Meeting of Stockholders and Proxy Statement as follows:

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each proposal and in the discretion of the persons named herein on any other matter properly presented at the Special Meeting.

1.	PROPOSAL to grant the board of directors discretionary authority to effect a reverse split of our common stock within a range of one-for-10 to one-for-25.

☐ FOR   ☐ AGAINST  ☐ ABSTAIN

2.	PROPOSAL to approve an agreement and plan of merger under which we will reincorporate from the State of Nevada to the State of Delaware.

☐ FOR   ☐ AGAINST  ☐ ABSTAIN

Dated:	,	2008	Dated:	,	2008

Signature of Stockholder			Signature of Joint Stockholder (if applicable)

Please sign exactly as name or names appear on your stock certificate. Where more than one owner is shown on your stock certificate, each owner should sign. Persons signing in a fiduciary or representative capacity shall give full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.